PRIDE, INC.
                              Watford Metro Centre
                                  Tolpits Lane
                     Watford Hertordshire, England, WD1 8SB



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 30, 1997



To the Shareholders of PRIDE, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PRIDE, INC. (the "Corporation") will be held at the corporate offices of Pride, Inc., located at Watford Metro Centre, Tolpits Lane, Watford Hertordshire, England WD1 8SB on May 30, 1997 at 10:30 a.m., England time, for the following purposes:

     1. To elect three Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified.

     2. To authorize an amendment to the 1994 Stock Option Plan to increase the number of shares of Common Stock authorized and available for issuance thereunder from 500,000 to 1,000,000.

     3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The close of business on April 18, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By order of the Board of Directors


                                                        Alan Lubinsky, Secretary
Dated: May 1, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                   PRIDE, INC.
                              Watford Metro Centre,
                   Tolpits Lane, Watford Hertordshire, England

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                           To Be Held on May 30, 1997




         This proxy statement and the accompanying form of proxy have been mailed on May 1, 1997 to the stockholders of record on April 18, 1997 of Pride, Inc., a Delaware corporation (the "Corporation" or "Company") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held on May 30, 1997 and at any adjournment thereof.


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Shares of the Corporation's common stock (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the election of the three (3) persons nominated by the Board of Directors as directors and (ii) the amendment to the 1994 Stock Option Plan.

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to elect the directors and approve the amendment to the 1994 Stock Option Plan. A stockholder voting through a proxy who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

          The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

          The Corporation's annual report on Form 10-KSB for the fiscal year ended November 30, 1996 including audited financial statements, and the Corporation's quarterly report on Form 10-QSB for the three months ended February 28, 1997 are annexed hereto

          The principal executive offices of the Corporation are located at Watford Metro Centre, Tolpits Lane, Watford Hertordshire, England WD1 8SB, the Corporation's telephone number is (800) 698-6590.

Independent Public Accountants

          The Board of Directors of the Corporation has selected Civvals Chartered Accountants, as independent certified public accountants of the Corporation for the fiscal year ending November 30, 1997. Stockholders are not being asked to approve such selection because such approval is not required. The audit services provided by Civvals Chartered Accountants consisted of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. No representative of Civvals Chartered Accountants is expected to be present at the annual meeting. Any appropriate questions to the Corporation's auditors should be made through the Corporation.

                               RECENT DEVELOPMENTS

         In November 1996, PAG, through its subsidiary AC Automotive Group, Inc., purchased all the assets of AC Cars Limited and Autokraft Limited.

         On May 8, 1996, 175,000, 50,000 and 20,000 options were granted to Alan Lubinsky, Ivan Averbuch and Peter Dixon, respectively, under the Company's 1994 Stock Option Plan, to purchase shares of Common Stock at a purchase price of $0.48 per share. These options are exercisable one year from the date of grant until five years from the date of grant.

         In April 1996, Pride Automotive Group, Inc. ("PAG") consummated an initial public offering, whereby PAG sold 950,000 shares of its common stock at a purchase price of $5.00 per share and 2,000,000 redeemable common stock purchase warrants at a price of $0.10 per warrant. The warrants are exercisable at a price of $5.75 per share, subject to adjustment, beginning April 24, 1997 and expiring April 23, 2001. In connection therewith, PAG also granted to the underwriter of the offering a warrant to purchase 95,000 shares of PAG's common stock at a purchase price of $5.00 and 200,000 redeemable common stock purchase warrants, each warrant exercisable to purchase one share of common stock at a purchase price of $7.50 per share. Other than with respect to the exercise price, the terms of the warrants granted to the underwriter are identical to those described above. PAG's securities are currently traded on the Nasdaq SmallCap Stock Exchange and the Boston Stock Exchange.

         In March 1995, the Company formed PAG, a Delaware corporation for the purpose of acquiring all of the outstanding shares of common stock of Pride
Management Services, Plc., an English corporation ("PMS"). Prior to the acquisition, PMS was a wholly owned subsidiary of the Company. Pursuant to the terms and conditions of the March 1995 reorganization (the "Reorganization") between the Company, PAG and PMS, PAG issued 1,500,000 shares of its Common Stock to the Company in exchange for all of the issued and outstanding shares of PMS. In connection with the Reorganization and formation of PAG, PMS became a wholly owned subsidiary of the PAG which is 96% owned by the Company.


                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The securities entitled to vote at the meeting are the shares of the Corporation's Common Stock, par value $.002 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. The close of business on April 18, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 1,995,357 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of April 18, 1997, with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Corporation to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, and (iii) all officers and directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite their name.




                                                                      Number of                          Percentage of
Name                                                                  Shares                             Share Ownership

Alan Lubinsky (1)(2)(3)(4)                                            1,765,535                          70.3%
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England

Peter Dixon (5)(8)                                                    20,000                             *
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England

Alan Berkun (6)(8)                                                    10,000                             *
83 Arnold Court
East Rockaway, New York

Ivan Averbuch (7)                                                     50,000                             *
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England

New World Finance, Ltd. (1)                                           1,050,535                          52.6%
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England

Eros Nominees, Ltd. (1)                                               100,000                            5.0%
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England



                                        6




Fort Investments, Ltd. (1)                                            100,000                            5.0%
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England

All officers and
Directors as a group
 (4 persons) (1)(2)(3)(4)(5)(6)(7)                                    1,845,535                          70.3%


     (1) Although Mr. Lubinsky disclaims beneficial ownership of the shares owned by New World Finance, Ltd., Eros Nominees, Ltd., Fort Investments, Ltd. and Regent Nominees, Ltd., it may be expected that each of such entities will vote their respective shares in favor of proposals espoused by Mr. Lubinsky.

     (2) Includes 170,000 shares which are issuable upon the exercise of options granted under the Company's 1994 Stock Option Plan. Of the 170,000 shares issuable upon exercise of the options, 60,000 vested on December 28, 1995 and 110,000 vested on February 14, 1996.

     (3) Includes 175,000 shares which are issuable upon the exercise of options granted under the Company's 1994 Stock Option Plan on May 8, 1996. None of the 175,000 shares issuable upon the exercise of the options are vested.

     (4) Includes 75,000 shares which are issuable upon the exercise of options granted under the Company's 1994 Stock Option Plan on July 21, 1995. Of the 75,000 shares issuable upon the exercise of the options, 25,000 vested on July 21, 1996.

     (5) Includes 20,000 shares which are issuable upon the exercise of options granted under the Company's 1994 Stock Option Plan. None of the 20,000 shares issuable upon the exercise of the options are vested.

     (6) Includes 10,000 shares which are issuable upon the exercise of options granted under the Company's 1994 Stock Option Plan. Of the 10,000 shares issuable upon exercise of the options, 5,000 vested on December 28, 1995 and 5,000 vested on February 14, 1996 and 5,000 vested on December 28, 1995.

     (7) Includes 50,000 shares which are issuable upon the exercise of options granted under the Company's 1994 Stock Option Plan. None of the 50,000 shares issuable upon the exercise of the options are vested.

     (8) Messrs. Dixon and Berkun are not nominated for election to the Board of Directors for 1997.

Certain Reports

         During the fiscal year ended November 30, 1996, no person who was a director, officer or beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act, except that Alan Lubinsky did not file a Form 4 with respect to the receipt of stock options in July 1995 and May 1996. Mr. Lubinsky has stated that he intends to file a Form 5 to rectify the situation. Neither Ivan Averbuch nor Peter Dixon filed a Form 4 with respect to the receipt of stock options in May 1996. Messrs. Averbuch and Dixon have stated that they intend to file Form 5's to rectify the situation. The Company has no basis to believe that any other required filing by any of the above indicated individuals has not been made.

          It is expected that the following will be considered at the meeting and action taken thereon.

                            I. ELECTION OF DIRECTORS


          The Board of Directors currently consists of three members elected for a term of one year and until their successors are duly elected and qualified.

          An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, and entitled to vote thereon is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The following table sets forth as of April 18, 1997, with respect to the three nominees for election as directors of the Corporation:

                                                                                        Director
Name                                Position with Corporation;                          Continually
                                    Principal Occupation                   Age          Since

Alan Lubinsky                       President, Secretary and Chairman
                                    of the Board;                          38           1994

Ivan Averbuch                       Chief Financial Officer, Treasurer
                                    and Director;                          41           1995

Allan Edgar                         -------                                51           ----
--------------------------------


     All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Vacancies on the Board of Directors may be filled by the remaining directors. Officers are elected annually by, and serve at the discretion of the Board of Directors. There are no family relationships between and among any officer or director of the Corporation.

     Alan Lubinsky Mr Lubinsky has been the President, Secretary and director of the Company since January 14, 1994. Mr. Lubinsky has been the Chairman and Managing Director of Pride Management Services, Plc ("PMS") since its inception in 1988. Mr. Lubinsky has been the President and a director of Pride Automotive Group, Inc. ("PAG") since its inception in March 1995. Mr. Lubinsky has 18 years experience in the motor vehicle industry in positions of executive management.

     Ivan Averbuch has been the Chief Financial Officer of the of the Company since December 1995. Mr. Averbuch has been a director and the Chief Financial Officer of PAG since December 1995. From September 1987 to November 1995, Mr. Averbuch was employed at Kessel Feinstein, a member firm of Grant Thorton International, an accounting firm. In January 1989, Mr. Averbuch was promoted to audit manager and appointed as a partner in October 1992.

     Allan Edgar has been the Marketing Director of Hyatt Hotels & Resorts for Europe, Africa and the Middle East since 1990. Mr. Edgar has extensive experience in the automobile industry, including positions at Hertz Rent-a-Car, Volkswagen Interent, and Leyland Motor Corporation.

         As permitted under Delaware General Corporation Law, the Company's certificate of incorporation eliminates the personal liability of the directors to the Company or any of its shareholders for damages for breaches of their fiduciary duty as directors. As a result of the inclusion of such provision, stockholders may be unable to recover damages against directors for actions taken by them which constitute negligence or gross negligence or that are in violation of their fiduciary duties. The inclusion of this provision in the Company's Certificate of Incorporation may reduce the likelihood of derivative litigation against directors and other types of shareholder litigation.

Board Meetings, Committees and Compensation

         During the fiscal year ended November 30, 1996, no meetings of the Board of Directors were held and action was taken on one occasion by unanimous written consent of the Board of Directors in lieu of meeting. The Corporation does not pay its directors for attendance at meetings of the Board of Directors or committee meetings.

         The Board of Directors recommends that you vote "FOR" the nominees for Director.


EXECUTIVE COMPENSATION AND RELATED MATTERS

Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid by PMS Company during the years ended November 30, 1996, 1995 and 1994. The Company did not incur any compensation expense during such periods.

                           Summary Compensation Table

                               Annual Compensation

      (a)                           (b)                 (c)             (d)                 (e)

Name and Principal                                                                      Other Annual               Options/
   Position (1)                     Year             Salary($)         Bonus($)         Compensation($)(2)           SARS
------------------------            ----             ---------         --------         ------------------         ------
Alan Lubinsky
  President, Secretary              1996              $160,000           -              $30,000                    275,000(3)(4)
  and Chairman of the Board         1995              $137,750           -               30,000                    245,000(5)
                                    1994              $135,000           -               30,000                    -


(notes from previous page)

     (1) All of the Company's administrative functions, including the payment of salaries, are performed by Pride Vehicle Contracts Limited, since the Company's operations run basically as one operation. The Company believes that it is easier and cost effective to operate in this manner. The Company plans on continuing this practice in the future.

     (2) Includes contributions to the Company's pension plan of $18,000 in each of 1996, 1995 and 1994, respectively, and the cost of an automobile and expenses of $12,000 annually.

     (3) Alan Lubinsky entered into an employment agreement with PAG in August 1995. The agreement is for a term of three years, and pays Mr. Lubinsky an annual salary of $160,000 per annum with 10% yearly escalations, subject to adjustment by PAG's board of directors. Pursuant to the agreement, Mr. Lubinsky received stock options under PAG's Senior Management Incentive Plan to purchase 100,000 shares at $5.50 per share. These options vest at the rate of 33 1/3% per annum commencing August 1996.

     (4) On May 8, 1996, Mr. Lubinsky was granted an option to purchase an additional 175,000 shares of the Company's Common Stock at an exercise price of $0.48 per share. The shares underlying this option vest one year from the date of grant.

     (5) On December 28, 1994, Mr. Lubinsky was granted an option to purchase up to an aggregate of 60,000 shares of the Company's Common Stock at an exercise price of $1.65 per share. The shares underlying this option vested on December 28, 1995. On February 14, 1995, Mr. Lubinsky was granted an option to purchase an additional 110,000 shares of the Company's Common Stock at an exercise price of $0.90 per share. The shares underlying this option vested on February 14, 1996. On July 21, 1995, Mr. Lubinsky was granted an option to purchase an additional 75,000 shares of the Company's Common Stock at a purchase price of $0.50 per share. These shares vest 25,000 on each anniversary of the date of grant commencing July 21, 1996.

Stock Options


         The following table sets forth certain information concerning the grant of stock options made during the year ended November 30, 1996, under the Company's 1994 Stock Option Plan.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)




                                              Individual Grants
             (a)                           (b)                    (c)                    (d)                      (e)
                                                                         % of Total
                                                  # of Securities        Options/SAR's
                                                  underlying             Granted to
                                                  Options/SAR's          Employees in          Exercise or Base
             Name                                 Granted(1)             Fiscal Year           Price ($/SH)        Expiration Date

Alan Lubinsky                                     175,000                71.4%                 $0.48               5/8/01
Ivan Averbuch                                      50,000                20.4%                 $0.48               5/8/01
Peter Dixon                                        20,000                 8.2%                 $0.48               5/8/01

------------------------

(1) Represents incentive stock options granted under the Company's 1994 Stock Option Plan (the "Option Plan"). Options granted under the Option Plan are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. Under the terms of the Option Plan, options may be granted to officers, key employees, directors and consultants of the Company until December 1999. Options granted to directors, who are not officers or employees, or to consultants, do not qualify as incentive stock options. The option price per share may not be less than the fair market value of the Company's shares on the date the option is granted. However, options granted to persons owning more than 10% of the Company's Common Stock may not have a term in excess of five years and may not have an option price of less than 110% of the fair market value per share of the Company's shares on the date the option is granted. See "-- 1994 Stock Option Plan."

         The following table contains information with respect to employees of the Company concerning options held as of November 30, 1996

               AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


             (a)                       (b)                    (c)                     (d)                    (e)
                                                                                                           Value of
                                                                                   Number of               Unexercised In-
                                                                                   Unexercised             The-Money
                                                                                   Options/SAR's at        Options/SAR's at
                                                                                   FY-End (#)              FY-End($)
                                        Shares Acquired       Value Realized($)    Exercisable/            Exercisable/
Name                                    on Exercise (#)                            Unexercisable           Unexercisable

Alan Lubinsky                           0                      0                   60,000/0                0/0 (1)
Alan Lubinsky                           0                      0                   110,000/0               0/0 (2)
Alan Lubinsky                           0                      0                 25,000/50,000          $3,125/0 (3)
Alan Lubinsky                           0                      0                   0/175,000               0/0 (4)
Ivan Averbuch                           0                      0                   0/50,000                0/0 (4)
Peter Dixon                             0                      0                   0/20,000                0/0 (4)
Alan Berkun                             0                      0                    5,000/0                0/0 (1)
Alan Berkun                             0                      0                    5,000/0                0/0 (2)



     (1) As of April 18, 1997, the average of the prior day's closing bid and ask prices was $0.63. Since the exercise prices of the Options ($1.65) is greater than the current average price, the Company believes the Options have no value.

     (2) As of April 18, 1997, the average of the prior day's closing bid and ask prices was $0.63. Since the exercise prices of the Options ($0.90) is greater than the current average price, the Company believes the Options have no value.

     (3) As of April 18, 1997, the average of the prior day's closing bid and ask prices was $0.63. As of April 18, 25,000 shares underlying these options have vested. However, Mr. Lubinsky has not exercised this option.

     (4) None of these options vest until May 8, 1997, therefore, the Company believes the Options have no value.

Employment Agreements

         Alan Lubinsky entered into an employment agreement with PAG in August 1995. The agreement is for a term of three years, and pays Mr. Lubinsky an annual salary of $160,000 per annum with 10% yearly escalations, subject to adjustment by PAG's board of directors. Pursuant to the terms of his employment agreement, Mr. Lubinsky will devote all his business time to the affairs of PAG and the Company. Pursuant to the agreement, Mr. Lubinsky received stock options under PAG's Senior Management Incentive Plan to purchase 100,000 shares at $5.50 per share. These options vest at the rate of 33 1/3% per annum commencing

August 1996. The agreement restricts Mr. Lubinsky from competing with PAG for a period of one year after the termination of his employment.

         Ivan Averbuch entered into an employment agreement with PAG in September 1995, for a term of 24 months, commencing December 1, 1995. The agreement is automatically extendable for an additional 24 months, subject to cancellation by either PAG or Mr. Averbuch on 90 days written notice. Pursuant to the terms of the agreement, Mr. Averbuch is to receive an annual salary of $55,000 per annum, with an annual increase of 10% per annum, subject to review by PAG's board of directors.

1994 Stock Option Plan

         During 1994, the Company adopted the Company's 1994 Stock Option Plan (the "Plan"). The Board believes that the Plan is desirable to attract and retain executives and other key employees of outstanding ability. Under the Plan, options to purchase an aggregate of not more than 500,000 shares of Common Stock may be granted from time to time to key employees, officers, directors, advisors and independent consultants to the Company and its subsidiaries. As of April 18, 1997, all options to purchase shares of common stock issuable under the Plan have been issued.

         The Board of Directors is charged with administration of the Plan, the Board is generally empowered to interpret the Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the optionee, determine the employees to whom options are to be granted, and determine the number of shares subject to each option and the exercise price thereof. The per share exercise price for incentive stock options ("ISOs") will not be less than 100% of the fair market value of a share of the Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO if the optionee owns more than 10% of the Common Stock of the Company).

         Options will be exercisable for a term determined by the Board which will not be less than one year. Options may be exercised only while the original grantee has a relationship with the Company or a subsidiary of the Company which confers eligibility to be granted options or up to ninety (90) days after termination at the sole discretion of the Board. In the event of termination due to retirement, the Optionee, with the consent of the Board, shall have the right to exercise his option at any time during the thirty-six (36) month period after such retirement. Options may be exercised up to thirty-six (36) months after death or total and permanent disability. In the event of certain basic changes in the Company, including a change in control of the Company (as defined in the Plan) in the discretion of the Board, each option may become fully and immediately exercisable. ISOs are not transferable other than by will or the laws of descent and distribution. Options may be exercised during the holder's lifetime only by the holder, his or her guardian or legal representative.

         Options granted pursuant to the Plan may be designated as ISOs, with the attendant tax benefits provided under Section 421 and 422A of the Internal Revenue Code of 1986. Accordingly, the Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000. The Board may modify, suspend or terminate the Plan; provided, however, that certain material modifications affecting the Plan must be approved by the shareholders, and any change in the Plan that may adversely affect an optionee's rights under an option previously granted under the Plan requires the consent of the optionee.

         On December 28, 1994, 60,000 and 5,000 options were granted to Alan Lubinsky and Alan Berkun, respectively, to purchase shares of Common Stock at a purchase price of $1.65 per share. These options are exercisable commencing one year from the date of grant until five years from the date of grant.

         On February 14, 1995, 110,000 and 5,000 options were granted to Alan Lubinsky and Alan Berkun, respectively, to purchase shares of Common Stock at a purchase price of $0.90 per share. These options are exercisable commencing one year from the date of grant until five years from the date of grant.

         On July 21, 1995, 75,000 options were granted to Alan Lubinsky to purchase shares of Common Stock at a purchase price of $0.50 per share. 25,000 of these options are exercisable each July 21 commencing July 21, 1996 until five years from the date of grant.

         On May 8, 1996, 175,000, 50,000 and 20,000 options were granted to Alan Lubinsky, Ivan Averbuch and Peter Dixon, respectively, to purchase shares of Common Stock at a purchase price of $0.48 per share. These options are exercisable one year from the date of grant until five years from the date of grant.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 13, 1994, the Company entered into an Agreement and Plan of Reorganization with PMS and the shareholders of PMS. The Company issued 9,000,000 (pre 10 for 1 reverse stock split) shares of Common Stock to the stockholders of PMS for all the shares of PMS, thereby making PMS a wholly-owned subsidiary of the Company. On September 20, 1994, the Company effected a 1 for 10 reverse stock split of its issued and outstanding shares of Common Stock, thereby reducing the issued and outstanding shares of Common Stock from 12,205,355 shares to 1,220,537 shares.

         On September 20, 1994 and October 18, 1994, the Company issued to New World Finance, Ltd., the Company's principal shareholder, 281,250 and 114,285 shares of Common Stock, respectively, in exchange for the cancellation by New World Finance, Ltd. of debt of approximately $1,125,000 and $400,000, respectively.

         In October 1994, the Company sold an additional 114,285 shares of its common stock (post Reverse- split) at a price of $1.75 per share to foreign investors pursuant to Regulation S of the Securities Act of 1933. Woodbury Capital Assets, Inc. received a commission in connection with such transaction.

         In December 1994, the Company granted 60,000 and 5,000 Options to Alan Lubinsky and Alan Berkun, respectively, to purchase shares of the Company's Common Stock at $1.65 per share.

         In February 1995, the Company granted 110,000 and 5,000 Options to Alan Lubinsky and Alan Berkun, respectively, to purchase shares of the Company's Common Stock at $0.90 per share.

         In March 1995, the Company formed Pride Automotive Group, Inc. ("PAG") in the State of Delaware and reorganized its corporate structure by exchanging all of its shares of PMS for 1,500,000 shares of the Company's Common Stock, making PMS a wholly owned subsidiary of PAG.

         In March 1995, PAG issued 60,000 shares of its Common Stock to Lampert & Lampert, counsel to PAG for fees and expenses of $60,000.

         In July 1995, PMS entered into a loan agreement with PAG's president, whereby PMS borrowed approximately $232,500. The loan is payable on demand and accrues interest at the rate of 2.5% over the Midland Bank base rate. The principal balance of such loan was $123,668 as of November 30, 1995. The principal amount of the loan, including accrued interest thereon, will be paid from the proceeds of PAG's Offering. "Use of Proceeds."

         On July 21, 1995, 75,000 options were granted to Alan Lubinsky to purchase shares of Common Stock at a purchase price of $0.50 per share. 25,000 of these options are exercisable each July 21 commencing July 21, 1996 until five years from the date of grant.

         In December 1995, PAG consummated a private placement offering, whereby PAG sold 20 units, each unit comprised 25,000 shares of Common Stock at a purchase price of $6,000 per unit.

         In April 1996, PAG consummated an initial public offering, whereby PAG sold 950,000 shares of its common stock at a purchase price of $5.00 per share and 2,000,000 redeemable common stock purchase warrants at a price of $0.10 per warrant. The warrants are exercisable at a price of $5.75 per share, subject to adjustment, beginning April 24, 1997 and expiring April 23, 2001. In connection therewith, PAG also granted to the underwriter of the offering a warrant to purchase 95,000 shares of PAG's common stock at a purchase price of $5.00 and 200,000 redeemable common stock purchase warrants, each warrant exercisable to purchase one share of common stock at a purchase price of $7.50 per share. Other than with respect to the exercise price, the terms of the warrants granted to the underwriter are identical to those described above. PAG's securities are currently traded on the Nasdaq SmallCap Stock Exchange and the Boston Exchange.

         On May 8, 1996, 175,000, 50,000 and 20,000 options were granted to Alan Lubinsky, Ivan Averbuch and Peter Dixon, respectively, to purchase shares of Common Stock at a purchase price of $0.48 per share. These options are exercisable one year from the date of grant until five years from the date of grant.

         In November 1996, PAG, through its subsidiary AC Car Group Limited, purchased all the assets of AC Cars Limited and Autokraft Limited.

                     II. PROPOSAL TO AMEND THE CORPORATION'S
                             1994 STOCK OPTION PLAN
                        TO INCREASE THE NUMBER OF OPTIONS
                    OF COMMON STOCK ISSUABLE UNDER SUCH PLAN
                        FROM 500,000 OPTIONS TO 1,000,000

         The Board of Directors has unanimously approved, subject to shareholder approval, an amendment to the Corporation's 1994 Stock Option Plan (the "Plan") to increase the number of options issuable under such Plan from 500,000 options to 1,000,000 options. The Plan, as originally adopted by shareholders is described under "Executive Compensation and Related Matters -- 1994 Stock Option Plan".

         The Amendment to the Plan is necessary by reason of the fact that, of the original 500,000 options authorized under the Plan, all 500,000 options under said plan have been issued, whereby there are no options available under the Plan. The absence of options authorized under the Plan for distribution has rendered the Board of Directors helpless to provide for additional awards to attract and retain key executive management personnel and to provide incentive to management personnel to maximize the value of the Corporation for all of its shareholders. The Plan was designed to augment the Corporation's existing compensation programs and is intended to enable the Corporation to have its executives, key employees and consultants participate in the growth and success of the Corporation through awards under the Plan.

         The affirmative vote of the holders of a majority of the options of the Corporation's Common Stock issued and outstanding on the record date is required for the approval of this proposal. The directors and officers of the Corporation and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 1,411,535 shares of the Corporation's Common Stock constituting approximately 70.7% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.

         THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTEREST OF THE CORPORATION AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR"
APPROVAL THEREOF.

                              FINANCIAL INFORMATION

     ENCLOSED HEREIN ARE THE AUDITED FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED NOVEMBER 30, 1996 AND THE UNAUDITED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED FEBRUARY 28, 1997. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996 AND THE QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED FEBRUARY 28, 1997, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO PRIDE, INC., WATFORD METRO CENTRE, TOLPITS LANE, WATFORD HERTORDSHIRE, ENGLAND WD1 8SB. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF APRIL 18, 1997 THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON SHARES OF THE CORPORATION ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS.

                               IV. OTHER BUSINESS

          As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


Stockholder Proposals

          Proposals of stockholders intended to be presented at the Corporation's 1997 Annual Meeting of Stockholders must be received by the Corporation on or prior to January 2, 1998 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1997 Annual Meeting of Stockholders.

                                             By Order of the Board of Directors,


                                                                   Alan Lubinsky
                                                                       Secretary

May 1, 1997

          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                  PRIDE, INC.

                  Annual Meeting of Stockholders - May 30, 1997

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


                  The undersigned hereby appoints Alan Lubinsky and Ivan Averbuch and each of them, proxies, with full power of substitution to each, to vote all shares of Common Stock of Pride, Inc. owned by the undersigned at the Annual Meeting of Stockholders of Pride, Inc. to be held on May 30, 1997 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

     I. ELECTION OF DIRECTORS

FOR all nominees listed                      WITHHOLD AUTHORITY
below (except as marked                      to vote for all nominees
to the contrary below) |_|                   listed below |_|

     (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

Alan Lubinsky                 Ivan Averbuch                      Allan Edgar

     II. To authorize an amendment to the Corporation's 1994 Stock Option Plan to increase the number of shares of Common Stock authorized and available for issuance thereunder to 1,000,000 shares.

               |_| FOR                            |_| AGAINST


    and to vote upon any other business as may properly come before the meeting or any adjournment thereof, all as described in the Proxy Statement dated May 1, 1997, receipt of which is hereby acknowledged.


                (Continued and to be signed on the reverse side)

     Either of the proxies or their respective substitutes, who shall be present and acting shall have and may exercise all the powers hereby granted.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF FIVE DIRECTORS UNLESS CONTRARY INSTRUCTIONS ARE GIVEN.

     Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.



Dated:___________________________, 1997

---------------------------------------


---------------------------------------


     (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, Executors, administrators, trustees, etc., should also so indicate when signing.)

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                                                            Page Nos

Independent Auditors' Report                                                                                F - 2

Financial Statements:

    Consolidated Balance Sheets as of November 30, 1996 and 1995                                            F - 3

    Consolidated Statements of Operations for the Years Ended November 30, 1996 and 1995                    F - 4

    Consolidated Statement of Changes in Shareholders' Equity for the Two Years in the Period
    Ended November 30, 1996                                                                                 F - 5

    Consolidated Statements of Cash Flows for the Years Ended November 30, 1996 and 1995                    F - 6


Notes to Consolidated Financial Statements                                                                  F - 7

                          INDEPENDENT AUDITORS' REPORT


We have audited the accompanying consolidated balance sheets of Pride Inc and subsidiaries as of November 30, 1996 and 1995 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the two years in the period ended November 30, 1996. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom which are substantially the same as those followed in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the above mentioned consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Corporation as of November 30, 1996 and 1995 and the results of their operations for the two years in the period ended November 30, 1996 in conformity with accounting principles generally accepted in the United States of America.

Our audits also include the translation of British pounds into United States dollars for amounts included in the consolidated financial statements. In our opinion, such translation has been made in conformity with the basis stated in
Note 2(h) of the notes to the consolidated financial statements.



MARBLE ARCH HOUSE
66-68 SEYMOUR STREET
LONDON W1H 5AF                                         CIVVALS
UNITED KINGDOM                FEBRUARY 14, 1997        CHARTERED ACCOUNTANTS

                           PRIDE INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                              - ASSETS (Note 6a) -

                                                                                                  November 30,
                                                                                                  1996            1995
                                                                                                  --------------- ----------

ASSETS:
    Cash and cash equivalents                                                                     $    255,283    $      73,946
    Accounts receivable (Notes 2c and 3)                                                             1,936,166        1,255,690
    Inventories (Note 2d)                                                                            1,127,452           31,137
    Property, revenue producing vehicles and equipment - net (Notes 2e, 4, 6 and 7)                 18,681,638        9,924,318
    Intangible assets - net (Note 2f)                                                               11,534,509       10,141,130
                                                                                                  ------------      -----------
TOTAL ASSETS                                                                                       $33,535,048      $21,426,221
                                                                                                  ============     ============

                                             - LIABILITIES AND SHAREHOLDERS' EQUITY -

LIABILITIES:
    Bank line of credit (Note 6a)                                                                  $ 2,964,465      $ 1,093,680
    Accounts payable                                                                                   654,920        1,328,455
    Accrued liabilities and expenses (Note 5)                                                          490,915          358,892
    Bank debt (Note 6b)                                                                              1,002,571        1,070,492
    Obligations under hire purchase contracts (Note 7)                                              11,034,951        5,578,565
    Loans payable - directors (Note 9)                                                                 -                149,938
    Other liabilities (Note 8)                                                                          33,560          532,804
    Acquisition debt payable (Note 10)                                                               5,098,470            -
                                                                                                  -------------------------
TOTAL LIABILITIES                                                                                   21,279,852       10,112,826
                                                                                                 -------------     ------------

MINORITY INTERESTS IN SUBSIDIARIES                                                                   5,369,073             -
                                                                                                ----------------------------

COMMITMENTS AND CONTINGENCIES (Notes 15, 18 and 19)

SHAREHOLDERS' EQUITY (Notes 11, 13 and 14):
    Preferred stock, $.001 par value, 5,000,000 shares authorized none
         issued or outstanding                                                                        -                 -
    Common stock, $.002 par value, 500,000,000 shares authorized 1,995,357 and
         1,905,357 shares issued and outstanding in 1996 and 1995, respectively                          3,991            3,811
    Additional paid-in capital                                                                       8,824,392       12,126,311
    Retained earnings (deficit)                                                                     (1,585,855)      (1,226,363)
    Foreign currency translation (Note 2h)                                                            (356,405)         409,636
                                                                                                 -------------    -------------

TOTAL SHAREHOLDERS' EQUITY                                                                           6,886,123       11,313,395
                                                                                                 -------------     ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                         $33,535,048      $21,426,221

                       See notes to consolidated financial
                                  statements.

                           PRIDE INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                                 November 30,
                                                                                                 1996              1995
                                                                                                 ----------------  ----------

REVENUES (Notes 2i and 15):
    Contract hire income                                                                         $   6,286,677     $  4,723,539
    Sale of vehicles                                                                                 5,839,080        4,629,860
    Fleet management and other income                                                                  856,341          369,657
    Gain on sale of investment                                                                         -                 54,780
                                                                                           -------------------   --------------

TOTAL REVENUES                                                                                      12,982,098        9,777,836
                                                                                                   -----------     ------------

COSTS AND EXPENSES:
    Cost of sales                                                                                   10,272,334        7,596,580
    General and administrative expenses                                                              1,834,815        1,940,539
    Amortization of goodwill                                                                           634,813          630,718
    Interest and other                                                                                 884,223          629,623
                                                                                                 -------------    -------------

                                                                                                    13,626,185       10,797,460

LOSS BEFORE MINORITY INTERESTS AND
    PROVISION FOR INCOME TAXES                                                                        (644,087)      (1,019,624)

    Minority interests (Note 12)                                                                       284,595            -
                                                                                                 --------------------------

LOSS BEFORE PROVISION FOR INCOME TAXES                                                                (359,492)      (1,019,624)

    Provision for income taxes (Notes 2g and 16)                                                         -                -
                                                                                           --------------------------------

NET LOSS                                                                                          $   (359,492)     $(1,019,624)
                                                                                                  ============      ===========

LOSS PER COMMON AND DILUTIVE COMMON
    EQUIVALENT SHARE (Note 2j):
         Net loss before minority interest                                                           $(.32)           $(.54)
         Minority interests in net loss of subsidiary                                                  .14             -
                                                                                                   -------           ---
NET LOSS PER SHARE                                                                                   $(.18)           $(.54)
                                                                                                     =====            =====

WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
    EQUIVALENT SHARES OUTSTANDING (Note 2j)                                                       1,995,357         1,892,440

                 See notes to consolidated financial statements.

                           PRIDE INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY


                                             Shares                         Additional    Retained      Foreign        Total
                                             (As Restated     Common        Paid-in       Earnings      Currency       Shareholders'
                                              - See Note 13)  Stock         Capital       (Deficit)     Translation    Equity


Balance at December 1, 1994                  1,750,357        $3,501        $11,971,621   $(206,739)    $97,190         $11,865,573

Shares issued in exchange for debt
(Notes 11 and 13)                            155,000          310           154,690       -             -               155,000

Foreign currency translation adjustment      -                -             -             -             312,446         312,446

Net loss for the year ended
November 30, 1995                            -                -             -             (1,019,624)    -              (1,019,624)


Balance at November 30, 1995                 1,905,357        3,811         12,126,311    (1,226,363)    409,636        11,313,395

Compensatory stock (Note 13)                 90,000           180           5,820         -              -              6,000

Minority interest in shareholders equity at time of issue
of shares in subsidiary (Note 12)            -                -             (3,307,739)   -              -              (3,307,739)

Foreign currency translation adjustment      -                -             -             -              (766,041)      (766,041)

Net loss for the year ended
November 30, 1996                            -                -             -             (359,492)      -              (359,492)


BALANCE AT NOVEMBER 30, 1996                 1,995,357        $3,991        $ 8,824,392   $(1,585,855)   $(356,405)     $ 6,886,123

                 See notes to consolidated financial statements.

                           PRIDE INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 November 30,
                                                                                                 1996               1995
                                                                                                 ---------------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net (loss)                                                                                   $    (359,492)     $(1,019,624)
    Adjustments to reconcile net  (loss) to net cash (utilized)provided by operating activities:
             Depreciation and amortization                                                           2,354,942        2,361,515
             Minority interests in net loss of subsidiary                                             (284,595)         -
             Amortization of goodwill                                                                  594,735          630,718
             (Gain) loss on disposal of fixed assets                                                  (119,030)         223,446
             Provision for maintenance costs                                                           (18,524)        (176,302)
             Foreign currency translation                                                             (766,041)         312,446
    Changes in assets and liabilities:
         (Increase) in accounts receivable                                                            (556,622)        (369,352)
         (Increase) decrease in inventories                                                           (198,591)         111,382
         (Decrease) increase in accounts payable, accrued expenses and bank overdraft                 (956,502)         688,651
                                                                                                 -------------    -------------
         Net cash (utilized) provided by operating activities                                         (309,720)       2,762,880
                                                                                                 -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of fixed assets                                                                        (9,858,724)      (3,433,132)
    Acquisition of  assets in new subsidiary                                                          (969,279)         -
    Proceeds from sales of fixed assets                                                              2,068,601          906,727
                                                                                                 -------------   --------------
    Net cash (utilized) by investing activities                                                     (8,759,402)      (2,526,405)
                                                                                                --------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Bank lines of credit                                                                             1,870,785         -
    Minority shareholders investment in subsidiary                                                   2,285,929         -
    Repayment of loans receivable                                                                      -                123,148
    Loans received from officers                                                                       -                149,938
    Loans repaid to affiliates                                                                         -               (132,147)
    Loans repaid to officers                                                                          (294,719)         -
    Principal payments of long term debt                                                               (67,921)         (92,375)
    Proceeds from hire purchase contract funding                                                    11,530,175        3,262,390
    Principal repayments of hire purchase contract funding                                          (6,073,790)      (3,495,819)
                                                                                                 -------------     ------------
    Net cash provided (utilized) by financing activities                                             9,250,459         (184,865)
                                                                                                 -------------    -------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                              181,337           51,610

    Cash and cash equivalents, beginning of year                                                        73,946           22,336
                                                                                               ---------------    -------------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                          $      255,283     $     73,946
                                                                                                ==============     ============

SUPPLEMENTAL INFORMATION:
    (i)  In November 1996, the Company acquired certain of the assets of AC Cars
         Limited   aggregating   $6,067,749   and  incurred   debt   obligations
         aggregating $5,098,470.

    (ii) The loss on the disposal of fixed assets resulted from the sale of certain non-revenue producing assets whereby the proceeds were less than the carrying value.

                 See notes to consolidated financial statements.

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE  1  -     DESCRIPTION OF COMPANY:

               Pride Inc (the "Company") which is a holding company, was incorporated as International Sportsfest, Inc in the state of Delaware on September 11, 1988. The Company was a development stage company with no operations through January 13, 1994. On January 13, 1994, the Company acquired Pride Management Services, Plc ("PMS"), a consolidated group of operating companies located in the United Kingdom. Simultaneously with the acquisition, the Company changed its name from International Sportsfest Inc to Pride Inc and now has its corporate offices in Watford, England and New York City, New York. The Company also decided to change its year end from April 30 to November 30, in order to coincide accounting periods with its new subsidiary.

               Pursuant to the acquisition, the Company issued an aggregate of 9,000,000 (900,000 shares - post reverse stock split - see Note
               13) shares of its common stock to the stockholders of PMS in the acquisition. The 9,000,000 (pre-reverse split) shares represented 89% of the 10,155,350 (pre-reverse split) shares of common stock outstanding immediately after the acquisition. The consideration given by the Company, in the form of 9,000,000 (pre-reverse split) shares of its common stock, was determined in arms-length negotiations between management of the Company and management of PMS. None of the stockholders or management of PMS were previously affiliated with the Company in any manner. The principal basis used in the negotiations to determine the number of shares to be issued by the Company was the percentage of stock which would be owned by the new control groups after the issuance thereof, rather than any traditional valuation formulas. By acquiring 100% of the issued and outstanding common stock of PMS, PMS became a wholly-owned subsidiary of the Company. For accounting purposes, the acquisition has been treated as a recapitalization of PMS with PMS as the acquirer in a reverse acquisition. In March 1995, pursuant to the terms and conditions of a reorganization, the Company exchanged all its shares in Pride Management Services Plc for 1,500,000 shares of common stock in Pride Automotive Group Plc (a newly formed Delaware corporation). As a result of this exchange, Pride Automotive Group Inc ("PAG") became a majority owned subsidiary of the Company and the parent of PMS.

               Pride Management Services Plc (PMS) is a holding company of six subsidiaries engaged in the leasing of motor vehicles primarily on contract hire to local authorities and selected corporate customers throughout the United Kingdom.

               On November 29, 1996, the Company, through PAG's newly formed majority owned subsidiary, AC Automotive Group Inc and its wholly owned subsidiary AC Car Group Limited (registered in the United Kingdom), completed the acquisition of net assets of AC Cars Limited and Autokraft Limited. These two companies were engaged in the manufacture and sale of specialty automobiles. The purchase price of $6,067,000 is being financed with the proceeds of a private debt offering which was completed, by PAG, in December 1996 (see Note 19) and by loans. The acquisition has been recorded using the purchase method of accounting.

 .

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 1 - DESCRIPTION OF COMPANY (Continued):

               The following unaudited pro-forma results of operations assume the acquisition occurred as of March 1, 1996 (amounts in millions except per share data):

Revenues                 $14.3
Net loss                 (2.1)
Loss per common share    $(1.05)

     The pro-forma financial information, which is only available beginning March 1, 1996, is not necessarily indicative of the operating results that would have occurred had the acquisition been consummated as of March 1, 1996, nor are they necessarily indicative of future operating results. This is because AC Cars Limited and Autokraft Limited were in administrative receivership in the United Kingdom and this severely restricted the ability of the companies to manufacture and market their products. The Company has made the United States Securities and Exchange Commission aware of the fact that financial information is not available for prior periods.

     All references to the Company include its' subsidiary, Pride Automotive Group, Inc. and its subsidiaries.


NOTE   2  -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

               PMS, the operating group of companies, which is located in the United Kingdom, follows generally accepted accounting principles in the United Kingdom. For purposes of these consolidated financial statements, the Company has converted to the generally accepted accounting principles of the United States.

       (a)     Basis of Consolidation and Presentation:

               The consolidated financial statements include the accounts of the Company (Pride Inc), its' wholly owned subsidiary Pride Automotive Group, Inc. and its' wholly owned subsidiaries, and its' majority owned subsidiary, AC Automotive Group Inc and its' wholly owned subsidiary. All material intercompany balances and transactions have been eliminated.

               Due to the current nature of the Company's business, contract leasing of motor vehicles (revenue producing assets) which are treated as non-current fixed assets, the balance sheet is reflected on an unclassified basis. Accordingly, current assets and current liabilities are not reflected separately on the face of the balance sheet.

       (b)     Use of Estimates:

               In preparing financial statements in accordance with generally accepted accounting principles, management makes certain estimates and assumptions, where applicable, that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variances, if any, to have a material effect on the financial statements.

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 2   -     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

       (c)     Concentration of Credit Risk/Fair Value:

               Financial instruments that potentially subject the Company to concentrations of credit risk in accordance with SFAS No 105 consist principally of accounts receivable. The Company believes however, that risks associated with accounts receivable are limited due to its large customer base and the fact that it leases vehicles to companies in many industries.

               The  carrying  amounts  of  cash  and  cash  equivalents,   trade
               receivables, other assets, accounts payable and debt obligations, approximate fair value.

       (d)     Inventories:

               Inventories include vehicles which are no longer being leased to customers and which are temporarily being held for resale at cost less accumulated depreciation, which approximates net realizable value.
                The  inventories  of AC Automotive  Group Inc and its subsidiary consist of finished goods, work in progress and spare parts of specialty automobiles and are stated at the lower of cost (first-in, first-out method) or market. Market is considered as net realizable value.

               As of November 30, 1996 and 1995, inventories consisted of the following:


                                                                                 1996                  1995
                                                                                 -------------         ------

                               Vehicles held for resale                          $   124,932           $31,137
                               Finished goods                                        180,307           -
                               Work-in-progress                                      684,305           -
                               Spare parts                                           137,908           -

                                                                                  $1,127,452           $31,137
                                                                                  ==========           =======

       (e)     Fixed Assets and Depreciation:

               Fixed assets are stated at cost less depreciation. Depreciation is provided on all assets at rates calculated to write off the cost of each asset over its estimated useful life, as follows:

                      Building and  improvements  50 years  straight-line  basis
                      Revenue producing vehicles 3-6 years straight-line basis Furniture and fixtures 4 years double declining basis
                      Machinery and equipment 4 years double declining basis Aircraft 4 years double declining basis

               Maintenance and repairs are charged to operations and major improvements are capitalized. Upon retirement, sale of other disposal, the associated cost and accumulated depreciation of the asset are eliminated from the accounts and any resulting gain or loss is included in operations.

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 2   -     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

       (f)     Intangible Assets:

               Intangible assets consist primarily of goodwill which arose in connection with the acquisition of certain subsidiaries of PMS. Goodwill is being amortized over a period of 10-20 years on a straight-line basis. Accumulated amortization as of November 30, 1996 and 1995 aggregated $2,990,626 and $2,355,813, respectively.

               In November 1996, the PAG acquired certain of the assets of AC Cars Limited and Autokraft Limited (see Note 1). The purchase price exceeded the tangible net assets acquired by $2,006,995. This amount was assigned to the brand name and various contracts with suppliers and customers and is to be amortized over 20 years on a straight-line basis.

               The Company periodically reviews the valuation and amortization of goodwill and other intangibles to determine possible impairment by evaluating events and circumstances that might indicate an inability to recover the carrying amount. Such evaluation is based on analysis, including profitability, projections and cash flows that incorporate the impact on existing Company business.

       (g)     Income Taxes:

               The Company conducts all of its operating activities in the United Kingdom (UK). As such, it is subject to taxation in the UK based upon that country's tax statutes. Under UK taxation rules, provision is made for taxation deferred as a result of material timing differences between the incidence of income and expenditures for taxation and accounting purposes, using the liability method, only to the extent that there is reasonable probability that a liability or asset will crystallize in the near future. See also Note 16 regarding SFAS No 109 - Accounting for Income Taxes.

       (h)     Foreign Currency Translation:

               The Company's principal operations are conducted by PMS which reflects its financial statements in British pounds. As a result, most assets and liabilities of the foreign operations are translated into US dollars using current exchange rates in effect at the balance sheet date. Fixed assets and intangible assets are translated at historical exchange rates. Revenue and expense accounts are translated using an average exchange rate during the period except for those expenses related to assets and liabilities which are translated at historical exchange rates. These include depreciation and amortization which are translated at the rates existing at the time the asset was acquired. Any resulting gains or losses due to the translations are reflected as a separate item of shareholders' equity.

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE   2  -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

       (i)     Income Recognition:

               Contract hire income of leased vehicles is recognized as operating leases over the period of the contract in accordance with SFAS No 13 - Accounting for Leases and the related amendments and interpretations. Income from the sale of previously leased vehicles, is reflected at the time of sale of the vehicle. Fleet management revenues and miscellaneous income are reflected on the accrual basis over the term that the services are provided.

       (j)     Earnings Per Share:

               Earnings per share are computed based upon the weighted average shares and common equivalent shares outstanding. The shares issued in connection with the reorganization (see Note 1), the shares issued in lieu of compensation for legal services and the shares sold during the year ended November 30, 1996 (see Note
               13), have been treated as outstanding for all periods presented, in accordance with the guidelines of the Securities and Exchange Commission. Common stock equivalents have been excluded from the computation since the results would be anti-dilutive.

       (k)     Cash and Cash Equivalents:

               For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

       (l)     Lease Agreements:

               The Company leases vehicles with terms generally ranging from two to four years. The following table shows the future minimum lease payments of existing leases, to be received net of related costs (see also Note 7):

                               November 30, 1997                                 $ 5,103,977
                               November 30, 1998                                   4,390,779
                               November 30, 1999                                   2,634,819
                               November 30, 2000                                   1,007,729

                      Total minimum lease payments receivable
                      net of executory costs                                     $13,137,304


       (m)     Accounting Changes:

               As permitted by SFAS 123, Accounting for Stock-Based Compensation, which becomes effective for the Company as of December 1, 1996, and which encourages companies to record expense for stock options and other stock-based employee compensation awards based on their fair value at date of grant, the Company will continue to apply its current accounting policy under Accounting Principles Board Opinion No. 25 and will include the necessary disclosures in its fiscal 1997 financial statements.

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE   3  -    ACCOUNTS RECEIVABLE:

               Accounts receivable consists of the following:

                                                                                  1996              1995
                                                                                  --------------    ---------

                               Trade receivables                                  $1,288,074        $  955,437
                               Lease maintenance receivable                          330,902            69,182
                               Value added Tax                                       102,114            97,707
                               Other                                                 215,076           133,364
                                                                                 -----------      ------------
                                                                                  $1,936,166        $1,255,690

               Included in the above trade receivables is $59,002 due on a long term basis as of November 30,1996.

               Based upon past experience, the Company has deemed that no allowance for uncollectible accounts is necessary.


NOTE   4  -    FIXED ASSETS AND DEPRECIATION:

               Fixed assets consist of the following:

                                                                             1996                 1995
                                                                             -----------------    ---------

                      Buildings and improvements                             $   1,719,415        $  1,719,415
                      Revenue producing vehicles                                17,282,095          11,989,192
                      Furniture, fixtures, plant and equipment                   2,247,430             519,753
                      Aircraft                                                   1,331,493             -
                                                                             ---------------------------
                                                                                22,580,433          14,228,360
                      Less:  accumulated depreciation (including
                             $3,388,495 and $3,853,753 of
                             accumulated depreciation on revenue
                             producing vehicles) for 1996 and 1995,
                             respectively                                        3,898,795           4,304,042
                                                                             -------------       -------------
                                                                               $18,681,638        $  9,924,318
                                                                               ===========        ============

               Depreciation expense for the years ended November 30, 1996 and 1995 aggregated $2,295,164 and $2,415,117 respectively.

               One of the buildings owned by Pride Management is not currently being utilized by the Company. This building is being leased to an unrelated party at an annual rent of approximately $80,000 per annum.

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE   5  -    ACCRUED LIABILITIES AND EXPENSES:

               Accrued liabilities and expenses consist of the following:

                                                                                      1996            1995
                                                                                      -----------     --------

                               Taxes other than income taxes                          $418,082        $333,586
                               Miscellaneous accrued expenses                           72,833          25,306
                                                                                    ----------      ----------
                                                                                      $490,915        $358,892

NOTE   6  -    BANK LOANS/LINE OF CREDIT:

       (a) The Company has a $2,684,800 line of credit with a bank at an interest rate of 3% in excess of the base rate (6% as of November 30, 1996). This line of credit is payable on demand and is secured by all assets of the Company other than revenue producing vehicles and buildings which are already pledged (see Notes 6b and 7). As of November 30, 1996, the bank had granted a temporary increase in the line to $2,965,000 at similar terms.

       (b) At November 30, 1996, bank loans consisted of $1,002,571 due to two banks at rates of 3% and 5% in excess of the banks' base rate (6% as of November 30, 1996). These loans are secured by the freehold properties (buildings) owned by Pride Management and its subsidiaries, and mature in 2001 and 2017.

               The scheduled principal payments of this bank debt as of the fiscal year ended November 30, 1996 are as follows:

               For the Year Ended November 30,

                               1997                             $    98,890
                               1998                                  98,890
                               1999                                  98,890
                               2000                                  98,890
                               2001                                  98,890
                               Thereafter                           508,121
                                                               ------------
                                                                 $1,002,571


NOTE   7  -    HIRE PURCHASE CONTRACTS/EQUIPMENT FINANCING:

               The Company has funding lines with several financing institutions in the United Kingdom in the aggregate amount of approximately $18,200,000 as of November 30, 1996. These funding lines are utilized to acquire revenue producing vehicles, which vehicles collateralize the outstanding obligations.

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE   7  -    HIRE PURCHASE CONTRACTS/EQUIPMENT FINANCING (Continued):

               Assets (revenue producing vehicles) obtained under hire purchase contracts are capitalized as fixed assets and depreciated over their useful lives. The obligations under such agreements, which mature at various dates within five years from inception, are reflected separately on the balance sheet net of finance charges, which are charged to the periods to which they apply. At November 30, 1996 obligations under hire purchase contracts are as follows:

               For the Year Ended November 30,

                               1997                           $   4,951,662
                               1998                               3,977,882
                               1999                               1,878,445
                               2000                                 226,962
                                                             --------------
                                                                $11,034,951

               The annual interest rates on these obligations range from 7.25% to 15.6%.


NOTE   8  -    OTHER LIABILITIES:

               At November  30,  1996 and 1995 other  liabilities  consisted  of
               $33,560 and $532,804, respectively due to other creditors at interest rates approximating the current market rates and repayable on a demand basis.


NOTE   9  -    RELATED PARTY TRANSACTIONS:

               At November 30, 1995 the Company was indebted to its President in the aggregate amount of $149,938 These unsecured loans were repayable on demand at an interest rate of 2 1/2% in excess of the base lending rate (6.75% at November 30, 1995) of the Company's bank. The loan was repaid during the year ended November 30, 1996.


NOTE  10  -           ACQUISITION DEBT PAYABLE:

               As of November 30, 1996 acquisition debt payable (see Note 1) consisted of the following:

                      Unsecured notes payable on demand after October 31, 1999;
                      interest payable quarterly at 8% per annum                                    $1,678,000

                      Notes payable in 18 monthly installments of $46,611 plus
                      interest at 2% above the base rate                                            839,000

                      Other short-term notes payable (see Note 19)                                  2,581,470
                                                                                                                   -----------
                                                                                                    $5,098,470

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE  11 -     CONVERTIBLE DEBT:

               The Company had reflected convertible debt of $208,602 as of November 30, 1994. These loans, which were incurred at the time PMS acquired one of its subsidiaries, were to bear interest at 6% and were repayable five years from date of issue. The lenders had the option of converting such loans into shares of the Company's common stock at the end of such period. During the current year, the Company re-evaluated the aforementioned acquisition and found that the residual value of the net assets acquired was less than anticipated at the maturity date of the contract hire agreements. Accordingly, the Company and the holder of a portion of the debt reached an agreement whereby $53,602 of this debt would be canceled, resulting in an offsetting reduction in the residual values of the vehicles acquired and their corresponding accumulated depreciation. The effect of this change in estimate was to reduce depreciation expense in the current period by $53,602. In January 1995, the balance of $155,000 was converted into 155,000 shares of common stock.


NOTE 12  -     MINORITY INTERESTS:

               In April 1996, PAG successfully completed an initial public offering of its common stock, as a result of which the Company's investment in PAG was reduced to 56.55%. The Company has recorded a charge to additional paid-in capital of $3,307,739 in order to properly reflect the minority interest liability at $5,369,073 which represents 43.45% of the net assets of PAG.

               PAG owns 70% of a newly formed subsidiary AC Automotive Group, Inc., ("AC Group"). As of November 30, 1996 the minority interest liabilities in AC Group were written down to zero since the losses applicable to the minority shareholders exceeded their interest in AC Group.


NOTE  13  -           COMMON STOCK/RECAPITALIZATION:

               On September 20, 1994, the Company's board of directors approved a one-for-ten reverse stock split of the Company's issued and outstanding common stock to be effective on September 28, 1994. All references to the number of common shares and per common share amounts have been restated to retroactivity reflect the reverse split.

               During the year ended November 30, 1995 the Company issued 155,000 shares of common stock at a price of $1.00 per share in lieu of repayment of loans aggregating $155,000.

               In May 1996, the Company issued 90,000 shares of its common stock in lieu of professional fees owed in the amount of $6,000.

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE  14 -     STOCK OPTION PLANS:

               During 1994, the Company adopted a Stock Option Plan ("the Plan") whereby options to purchase an aggregate of not more than 500,000 shares of common stock may be granted from time to time to key employees, officers, directors, advisors and independent consultants to the Company and its subsidiaries.

               As of November 30, 1996, the Company had granted options to purchase an aggregate of 500,000 shares of common stock to three directors, at exercise prices ranging from $.48 to $1.65 per share, aggregating $365,850. None of these options have been exercised.


NOTE 15  -     ECONOMIC DEPENDENCY:

               For the years ended November 30, 1996 and 1995, the Company had two unaffiliated customers, which accounted for an aggregate of approximately 17% (1995 - 18%) and 12% (1995 - 15%) respectively, of the Company's total revenues.

               The Company purchases all of the automobiles that it leases to its clients from automotive dealerships, usually several at a time. The Company does not depend on any one dealership for its purchase of automobiles and does not have any written agreements with any of the dealerships it purchases vehicles from. The Company believes that it will continue to be able to purchase automobiles at competitive prices and terms into the future.


NOTE  16  -           INCOME TAXES:

               The provisions for United Kingdom income taxes utilizing the requirements of SFAS No 109 consisted of the following for the years ended November 30, 1996 and 1995:

                                                                                     1996               1995
                                                                                 -------------      --------

                               Current tax expense                                 $   760,350       $ 860,000
                               Deferred tax expense                                    174,650         -
                               Investment tax credits on vehicles                     (935,000)       (860,000)
                                                                                  ------------       ---------
                                                                                   $         -       $       -

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE  16  -           INCOME TAXES (Continued):

               The components of the deferred tax asset, pursuant to SFAS No 109, as of November 1996, are as follows:

                                                                                           1996         1995

                               Operating loss carryforward                               $ 38,000    $  51,000
                               Valuation allowance                                        (38,000)     (51,000)
                                                                                         --------   ----------
                                                                                         $     -     $      -


               The Company has available operating losses carryforwards for tax purposes aggregating approxi mately $112,000 as of November 30, 1996, which may result in a deferred tax asset. The Company has recognized this asset but has provided a valuation allowance for the full amount since there is no assurance that such losses will be utilized in the near future.


NOTE  17  -           PENSION PLAN:

               PMS and its' subsidiaries have a fully insured defined contribution plan for all of its eligible employees. Contributions to the plan, which are discretionary, for the years ended November 30,1996 and 1995 amounted to $33,264 and $55,817, respectively.


NOTE  18  -           COMMITMENTS:

       (a)     Leases:

               PAG has entered into a one-year lease agreement for the manufacturing facility being utilized for its new subsidiary at a cost of approximately $54,000 per month. PAG has an option to purchase this facility at a cost of $8,700,000 through August 1997. This lease expires in December 1997.

       (b)     Employment Agreements:

               In August 1995, the Company entered into an employment agreement with its President/Chairman of the Board of Directors. This three-year agreement provides for an annual salary of $160,000 with annual escalations of 10% and also contains certain non-compete restrictions. This employee was also granted 100,000 stock options (see Note 14).

               In September 1995, the Company entered into an employment agreement with an officer/director for a period of twenty four months commencing December 1, 1995. This agreement is automatically extendable for a further twenty four month period and provides for an annual salary of $55,000, subject to review by the Board of Directors.

                           PRIDE INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 18  -     COMMITMENTS (Continued):

       (c)     Rental Income:

               The Company leases one of its owned facilities to an unaffiliated company. The lease, which expires in 2004, provides for rental income of approximately $80,000 per annum. The annual cost of servicing the mortgage and real estate taxes on this building approximates to $70,000.


NOTE 19  -     SUBSEQUENT EVENT:

               In December 1996, PAG completed a private placement of 16 units, each unit consisting of a 10% promissory note of $95,000 and 10,000 shares of PAG's common stock for an aggregate price of $100,000 per unit. The gross proceeds of $1,600,000 was used to satisfy a portion of the debt owed re: the acquisition of AC Cars (see Notes 1 and 10).

               The Company also entered into a loan agreement with its bank for $755,000 with interest payable at 8% per annum, secured by a first lien on the aircraft owned by the Company as a result of the acquisition described in Note 1. This loan is to be repaid from the proceeds of the sale of the aircraft.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                                   EXHIBIT 27
                             FINANCIAL DATA SCHEDULE
                          ARTICLE 5 OF REGULATIONS S-X



The  schedule  contains  summary  financial   information   extracted  from  the
consolidated financial statements for the year ended November 30, 1996 and is qualified in its entirety by reference of such statements.

   Period type                                                                                         12 Mos.
   Fiscal year end                                                                               Nov. 30, 1996
   Period start                                                                                  Dec. 01, 1995
   Period end                                                                                    Nov. 30, 1996
   Cash                                                                                                255,283
   Securities                                                                                           0
   Receivables                                                                                       1,936,166
   Allowances                                                                                           0
   Inventory                                                                                         1,127,452
   Current assets                                                                                       0
   PP&E                                                                                             22,580,430
   Depreciation                                                                                      3,898,795
   Total assets                                                                                     33,535,048
   Current liabilities                                                                                  0
   Bonds                                                                                                0
   Common                                                                                                3,991
   Preferred mandatory                                                                                  0
   Preferred                                                                                            0
   Other SE                                                                                          6,882,132
   Total liability and equity                                                                       33,535,048
   Sales                                                                                            12,982,098
   Total revenues                                                                                   12,982,098
   CGS                                                                                              10,272,334
   Total costs                                                                                      10,272,334
   Other expenses                                                                                       0
   Loss provision                                                                                       0
   Interest expense                                                                                    884,223
   Income pretax                                                                                      (359,492)
   Income tax                                                                                           0
   Income continuing                                                                                  (359,492)
   Discontinued                                                                                         0
   Extraordinary                                                                                        0
   Changes                                                                                              0
   Net income                                                                                         (359,492)
   EPS primary                                                                                            (.18)
   EPS diluted                                                                                            (.18)



                                 - Exhibit 27 -

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB





             QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     For the period ended February 28, 1997

                        Commission File Number 33-24718-A


                                   PRIDE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                    65-0109088
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


    Pride House, Watford Metro Centre, Tolpits Lane, Watford, England WD1 8SB
               (Address of principal executive offices) (Zip Code)

                                  800 698-6590
                (Issuer's telephone number, including area code)




     Indicate by (X) whether Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days. YES X NO

     Common Stock, $.002 par value. 1,995,357 shares outstanding as of February 28, 1997.

                           PRIDE INC. AND SUBSIDIARIES


                                      INDEX



                                                                                                                  Page(s)

PART I.        Financial Information:
ITEM 1.        Financial Statements
               Consolidated Condensed Balance Sheets - February 28, 1997
               (Unaudited) and November 30, 1996                                                                    3.

               Consolidated Condensed Statements of Operations (Unaudited) -
               Three Months Ended February 28, 1997 and February 29, 1996                                           4.

               Consolidated Condensed Statements of Cash Flows (Unaudited) -
               Three Months Ended February 28, 1997 and February 29, 1996                                           5.

               Notes to Interim Consolidated Condensed Financial Statements (Unaudited)                             6.

ITEM 2.        Management's Discussion and Analysis of Financial Condition and
               Results of Operations                                                                                8.


PART II.       Other Information                                                                                   10.


SIGNATURES                                                                                                         11.

EXHIBITS:

    Exhibit 11 - Computation of Earnings (Loss) Per Share                                                          12.

    Exhibit 27 - Financial Data Schedule                                                                           13.


PART I.        FINANCIAL INFORMATION

ITEM 1.        Financial Statements

                          PRIDE, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS

                                   - ASSETS -

                                                                                             February 28,           November 30,
                                                                                             1997                     1996
                                                                                             (Unaudited)
ASSETS:
  Cash and cash equivalents                                                                  $       29,606        $     255,283
  Accounts receivable - net of allowance for doubtful accounts                                    1,846,865            1,936,166
  Inventories                                                                                     1,410,341            1,127,452
  Property, revenue producing vehicles and equipment - net (Note 2)                              19,866,127           18,681,638
  Intangible assets - net (Note 3)                                                               11,294,921           11,534,509
                                                                                               ------------         ------------

TOTAL ASSETS                                                                                    $34,447,860          $33,535,048
                                                                                                ===========          ===========

                                            - LIABILITIES AND SHAREHOLDERS' EQUITY -

LIABILITIES (Note 4):
  Bank overdraft line of credit                                                                $  3,735,283         $  2,964,465
  Accounts payable                                                                                1,173,506              654,920
  Accrued liabilities and expenses                                                                  314,596              490,915
  Bank debt                                                                                       1,726,692            1,002,571
  Obligations under hire purchase contracts                                                      11,645,767           11,034,951
  Loans payable - directors                                                                          34,610             -
  Other loans - acquisition                                                                       4,156,000            5,098,470
  Other liabilities                                                                                  35,939               33,560
                                                                                              -------------        -------------

TOTAL LIABILITIES                                                                                22,822,393           21,279,852
                                                                                               ------------         ------------

MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES (Note 5)                                          5,671,127            5,369,073
                                                                                              -------------        -------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
    Preferred stock, $.001 par value, 5,000,000 shares authorized,
        none issued or outstanding                                                                   -                    -
    Common stock, $.002 par value, 500,000,000 shares authorized,
        1,995,357 shares issued and outstanding                                                       3,991                3,991
    Additional paid-in capital                                                                    7,683,110            8,824,392
    Retained earnings (deficit)                                                                  (1,412,154)          (1,585,855)
    Foreign currency translation                                                                   (320,607)            (356,405)
                                                                                             --------------       --------------

                                                                                                  5,954,340            6,886,123
                                                                                              -------------        -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                      $34,447,860          $33,535,048

                                                                                                ===========          ===========

                   See notes to interim consolidated condensed
                             financial statements.

                                     Page 3.

                          PRIDE, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                                                   For the Three Months Ended
                                                                                                   February 28,       February 29,
                                                                                                   1997               1996
                                                                                                   ------------------ -----------

REVENUES:
     Contract hire income                                                                          $1,652,484         $1,130,936
     Sale of contract hire vehicles                                                                 1,731,816          1,164,798
     Fleet management and other income                                                                414,542            149,990
                                                                                                 ------------       ------------
                                                                                                    3,798,842          2,445,724
                                                                                                  -----------        -----------

EXPENSES:
    Cost of sales                                                                                   2,986,696          1,704,050
    General and administrative expenses                                                               926,758            407,422
    Amortization of goodwill and acquisition costs                                                    167,999            157,680
    Interest expense and other                                                                        357,693            207,335
                                                                                                 ------------       ------------
                                                                                                    4,439,146          2,476,487
                                                                                                  -----------        -----------

LOSS BEFORE MINORITY INTERESTS                                                                       (640,304)           (30,763)

    Minority interests in net loss of consolidated subsidiaries  (Note 4)                             418,490             22,271
                                                                                                  -----------       ------------

LOSS BEFORE PROVISION FOR INCOME TAXES                                                               (221,814)            (8,492)

    Provision for income taxes                                                                         -                  -
                                                                                           ------------------ -------------

NET LOSS                                                                                          $  (221,814)     $      (8,492)
                                                                                                  ===========      =============

LOSS PER COMMON SHARE (Note 6):
    Net loss before minority interest                                                                   $(.32)             $(.02)
    Minority interests in net loss of subsidiary                                                          .21                .02
                                                                                                       ------             ------
LOSS PER COMMON SHARE                                                                                   $(.11)           $  -
                                                                                                        =====            ====

WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING (Note 6)                                                                     1,995,357          1,905,357
                                                                                                    =========          =========

        See notes to interim consolidated condensedfinancial statements.





                                     Page 4.

                          PRIDE, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited)



                                                                                                  For the Three Months Ended
                                                                                                  February 28,         February 29,
                                                                                                  1997                 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                                        $  (221,814)         $  (8,492)
  Adjustments to reconcile net loss to net cash provided by operating activities:
    Minority interests in net loss of subsidiaries                                                   (418,490)           (22,271)
    Depreciation and amortization                                                                     837,328            581,974
    Amortization of goodwill                                                                          148,683            156,655
    (Gain) loss on disposal of fixed assets                                                           (28,470)            13,792
    Provision for maintenance costs                                                                    -                 (14,651)
    Foreign currency translation                                                                      298,769               (539)
Changes in assets and liabilities:
    Decrease in accounts receivable                                                                    89,301            228,981
    (Increase) in inventories                                                                        (282,889)          (236,913)
    Increase in accounts payable, accrued expenses and other liabilities                              344,646            356,645
                                                                                                -------------     --------------
    Net cash provided by operating activities                                                        767, 064          1,055,181
                                                                                                -------------      -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of revenue producing assets                                                            (2,918,307)        (1,133,500)
  Proceeds from sale of fixed assets                                                                  517,139            221,135
                                                                                                -------------       ------------
    Net cash (utilized) by investing activities                                                    (2,401,168)          (912,365)
                                                                                                 ------------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from hire purchase contract funding                                                      3,701,474          1,323,788
  Principal repayments of hire purchase contract funding                                           (3,090,658)        (1,464,676)
  Principal payments of long-term debt                                                                 (6,679)           (18,294)
  Loans received from (repaid to) officers                                                             34,610             (6,634)
  Net proceeds from subsidiary's sale of stock                                                         78,862            120,000
  Costs associated with subsidiary's sale of stock                                                    -                 (150,536)
  Net proceeds from bank lines of credit                                                              770,818             -
  Payment of acquisition debt                                                                         (80,000)              -
                                                                                               -------------- ---------------
    Net cash provided (utilized) by financing activities                                            1,408,427           (196,352)
                                                                                                 ------------   ----------------

NET (DECREASE) IN CASH AND CASH EQUIVALENTS                                                          (225,677)           (53,536)

  Cash and cash equivalents, at beginning of year                                                     255,283             73,946
                                                                                                -------------    ---------------

CASH AND CASH EQUIVALENTS, AT END OF PERIOD                                                     $      29,606     $       20,410
                                                                                                =============     ==============

       See notes to interim consolidated condensed financial statements.

                                     Page 5.

                          PRIDE, INC. AND SUBSIDIARIES
          NOTES TO INTERIM CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)



NOTE   1   -    DESCRIPTION OF COMPANY:

                Pride, Inc. (the "Company"), which is a holding company, was incorporated as International Sportsfest, Inc. in the state of Delaware on September 11, 1988. The Company was a development stage company with no operations through January 13, 1994. On that date, the Company acquired, through an exchange of stock, Pride Management Services Plc ("PMS"), a consolidated group of companies located in the United Kingdom. Simultaneously with the acquisition, the Company changed its name from International Sportsfest, Inc. to Pride, Inc. and now has its corporate offices in Watford, England and New York, New York. By acquiring 100% of the issued and outstanding common stock of Pride Management, PMS became a wholly-owned subsidiary of the Company. For accounting purposes the acquisition was treated as a recapitalization of Pride Management with PMS as the acquiror in a reverse acquisition. In March 1995, pursuant to the terms and conditions of a reorganization, the Company exchanged all its shares in Pride Management Services, Plc. for 1,500,000 shares of common stock in Pride Automotive Group, Inc. (a newly formed Delaware corporation). As a result of this exchange, Pride Automotive Group, Inc. ("PAG") became a majority owned subsidiary of the Company and the parent of PMS. See also Note 5 re: Minority Interest in Subsidiaries.

                Pride Management Services Plc ("PMS") is a holding company of six subsidiaries which are engaged in the leasing of motor vehicles, primarily on contract hire, to local authorities and selected corporate customers throughout the United Kingdom.

                On November 29, 1996, the Company, through PAG's newly formed majority owned subsidiary, AC Automotive Group Inc., and its wholly-owned subsidiary AC Car Group Limited (registered in the United Kingdom), completed the acquisition of net assets of AC Cars Limited and Autokraft Limited. These two companies were engaged in the manufacture and sale of specialty automobiles. The purchase price of $6,067,000 was financed with the proceeds of a private debt offering which was completed, by PAG, in December 1996 and by loans. The acquisition has been recorded using the purchase method of accounting.

                The accounting policies followed by the Company are set forth in
                Note 2 to the Company's consolidated financial statements included in its Annual Report on Form 10-KSB for the year ended November 30, 1996, which is incorporated herein by reference. Specific reference is made to this report for a description of the Company's securities and the notes to consolidated financial statements included therein.

                In the opinion of management, the accompanying unaudited interim consolidated condensed financial statements of Pride, Inc. and its wholly-owned subsidiaries, contain all adjustments necessary to present fairly the Company's financial position as of February 28, 1997 and the results of its operations and cash flows for the three month periods ended February 28, 1997 and February 29, 1996.

                The results of operations for the three month period ended February 28, 1997 are not necessarily indicative of the results to be expected for the full year.



                                     Page 6.

                          PRIDE, INC. AND SUBSIDIARIES
          NOTES TO INTERIM CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)



NOTE   2   -    FIXED ASSETS:

                Fixed assets consists of the following:
                                                                              February 28,         November 30,
                                                                              1997                 1996

                Building and improvements                                     $  1,719,415         $  1,719,415
                Revenue producing vehicles                                      18,835,804           17,282,095
                Furniture, fixtures and machinery                                2,301,842            2,247,430
                Aircraft                                                         1,331,493            1,331,493
                                                                             -------------        -------------
                                                                                24,188,554           22,580,433
                Less:  accumulated depreciation                                  4,322,427            3,898,795
                                                                             -------------        -------------
                                                                               $19,866,127          $18,681,638
                                                                               ===========          ===========


NOTE   3   -    INTANGIBLE ASSETS:

                Intangible assets include goodwill which arose in connection with the acquisition of certain subsidiaries of PMS. Acquisition costs representing organization type expenditures have also been capitalized as intangible assets. These assets and costs are being amortized on a straight-line basis over 20 and 10 year periods, respectively. Also included in intangible assets are the amounts assigned to brand names arising from the acquisition of AC Car Group Limited, which amounts are being amortized over 40 years on a straight-line basis.

                The Company periodically reviews the valuation and amortization of goodwill to determine possible impairment by comparing the carrying value to the undiscounted future cash flows of the related assets.


NOTE   4   -    LIABILITIES:

                Included in liabilities as of February 28, 1997, are amounts in the aggregate of $12,589,097 which are not due and payable until after February 28, 1998. This amount consists of amounts due to trade creditors, loans payable and equipment notes payable.


NOTE   5   -    MINORITY INTERESTS IN SUBSIDIARIES:

                In April 1996, PAG successfully completed an initial public offering of its common stock, as a result of which the Company's investment in PAG was reduced to 53.32%. PAG owns 70% of a newly formed subsidiary AC Automotive Group, Inc., ("AC Group"). The minority interests liabilities represent the minority shareholders' portion of the equity in these two subsidiaries.


NOTE 6  -       COMMON STOCK / EARNINGS (LOSS) PER SHARE:

                Earnings (loss) per share has been computed on the basis of the weighted average number of common shares and common equivalent shares outstanding during each period presented.

                                     Page 7.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                  Pride, Inc. (the "Company"), which is a holding company, was incorporated as International Sportsfest, Inc. in the state of Delaware on September 11, 1988. The Company was a development stage company with no operations through January 13, 1994. On that date, the Company acquired, through an exchange of stock, Pride Management Services Plc ("PMS"), a consolidated group of companies located in the United Kingdom. Simultaneously with the acquisition, the Company changed its name from International Sportsfest, Inc. to Pride, Inc. and now has its corporate offices in Watford, England and New York, New York. By acquiring 100% of the issued and outstanding common stock of Pride Management, PMS became a wholly-owned subsidiary of the Company. For accounting purposes the acquisition was treated as a recapitalization of Pride Management with PMS as the acquiror in a reverse acquisition. In March 1995, pursuant to the terms and conditions of a reorganization, the Company exchanged all its shares in Pride Management Services, Plc. for 1,500,000 shares of common stock in Pride Automotive Group, Inc. (a newly formed Delaware corporation). As a result of this exchange, Pride Automotive Group, Inc. ("PAG") became a majority owned subsidiary of the Company and the parent of PMS.

                  In December 1995, Pride Automotive Group, Inc. consummated a private placement offering of common stock of 500,000 shares, which reduced the Company's ownership interest to 72.8%. In April 1996, Pride Automotive Group, Inc. completed an initial public offering of 592,500 shares of common stock at $5.00 per share and 2,000,000 redeemable common stock warrants, at a price of $.10 each. The effect of the offering was to reduce the Company's ownership interest to 53.32%.

                  On November 29, 1996, PAG, through its newly formed majority owned subsidiary, AC Automotive Group Inc., and its wholly-owned subsidiary AC Car Group Limited (registered in the United Kingdom), completed the acquisition of certain assets of AC Cars Limited and Autokraft Limited. These two companies were engaged in the manufacture and sale of speciality automobiles. The purchase price of approximately $6,067,000 was financed with the proceeds of a private offering of PAG's common stock and by loans.

                  Pride Management Services Plc. ("PMS") is a holding company of six subsidiaries which are engaged in the leasing of motor vehicles, primarily on contract hire, to local authorities and selected corporate customers throughout the United Kingdom.

                  Prior to the aforementioned reorganization PMS prepared its financial statements in accordance with generally accepted accounting principles of the United Kingdom. The Company is now preparing its financial statements in accordance with generally accepted accounting principles in the U.S.

                  The financial information presented herein include: (i) Consolidated Condensed Balance Sheets as of February 28, 1997 and November 30, 1996; (ii) Consolidated Condensed Statements of Operations for the Three Month Periods Ended February 28, 1997 and February 29, 1996 and (iii) Consolidated Condensed Statements of Cash Flows for the Three Month Periods Ended February 28, 1997 and February 29, 1996.



                                     Page 8.

                  Results of Operations


                  Revenues increased by 55% when comparing the three months ended February 28, 1997 to the three months ended February 29, 1996. The primary reason for this increase was due to an increase in revenues from contract hire income, sales of vehicles at lease maturity, and an increase in fleet management income.

                  Cost  of  sales  increased  from  70%  to 78%  of  sales  when comparing February 29, 1996 to February 28, 1997. This increase was primarily due to the continuation of the more prudent approach to estimating the residual values of vehicles, thereby increasing the depreciation expense and cost of sales and reducing the residual value risk.

                  General and administration expenses increased by $519,336 when comparing the three months ended February 28, 1997 to February 29, 1996. Most of this increase is attributed to the AC Automotive Group, through its wholly owned subsidiary, AC Car Group Limited.

                  Interest expenses increased by $150,358 when comparing the three month period ended February 28, 1997 to the three months ended February 29, 1996. Management attributes this increase to the higher volume of borrowing on hire purchase contracts as a result of increased business and the cost of financing AC Car Group Limited.

                  Losses before income taxes for the three months ended February 28, 1997 and February 29, 1996, prior to the amortization of goodwill for the periods ($167,999 and $157,680, respectively) and minority interests, aggregated $472,305 or loss of $.24 per share, and income of $126,917, or $.07 per share. The Company reported losses after goodwill amortization and minority interests of $221,814 ($.11 per share) and $8,492 ($.00 per share) for the three month periods ended February 28, 1997 and February 29, 1996, respectively. Of the loss of $221,814, $185,023 comprises the Company's share of losses reported by AC Car Group Limited.

                  It should be noted that PAG acquired AC Car Group Limited out of administrative receivership and that for the first quarter the Company has devoted substantial resources to resurrect its operations.


                  Liquidity and Capital Resources

                  In December 1996, PAG completed a private placement of 16 units, each unit consisting of a 10% promissory note in the amount of $95,000 and 10,000 shares of PAG's common stock for an aggregate price of $100,000 per unit. The proceeds have been used to satisfy a portion of the debt owed for the acquisition of AC Car Group Limited.














                                     Page 9.

PART II.  OTHER INFORMATION

                          Part II - Other Information

ITEM 1.  Legal Proceedings.  None.

ITEM 2.  Changes in Securities.  None.

ITEM 3.  Defaults Upon Senior Securities.  None.

ITEM 4.  Submission of Matters to a Vote.  None.

ITEM 5.  Other Information.  None.

ITEM 6.  Exhibit and Reports on Form 8-k.

            (a)  Exhibit 27 Financial Data Schedule.

            (b)  None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized


Dated:   April 17, 1997

Pride, Inc.
by: \s\ Alan Lubinsky
Alan Lubinsky

                          PRIDE, INC. AND SUBSIDIARIES
                                   EXHIBIT 11
                 COMPUTATION OF EARNINGS (LOSS) PER COMMON SHARE
                                   (Unaudited)


                                                                                                  For the Three Months Ended
                                                                                                  February 28,      February 29,
                                                                                                  1997              1996


LOSS BEFORE MINORITY INTERESTS                                                                    $  (640,304)      $    (30,763)

Minority interests in net loss of consolidated subsidiaries  (Note 4)                                 418,490             22,271
                                                                                                  -----------       ------------

LOSS BEFORE PROVISION FOR INCOME TAXES                                                               (221,814)            (8,492)

Provision for income taxes                                                                             -                  -


NET LOSS                                                                                          $  (221,814)     $      (8,492)
                                                                                                  ===========      =============

LOSS PER COMMON SHARE:
Net loss before minority interest                                                                       $(.32)             $(.02)
Minority interests in net loss of subsidiary                                                              .21                .02
                                                                                                       ------             ------
LOSS PER COMMON SHARE                                                                                   $(.11)           $  -
                                                                                                        =====            ====

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING                                                                                  1,995,357          1,905,357
                                                                                                    =========          =========

                                 - Exhibit 11 -



                                    Page 12.

The Schedule contais summary financial information extracted from the consolidated financial statements for the three months ended February 28, 1997 and is qualified in its entirety by reference to such statements.

Period-type                      3-Mos
Fiscal-year-end                  Nov-30-1997
Period-start                     Dec-01-1996
Period-end                       Feb-28-1997
Cash                             29,606
Securities                       0
Receivables                      1,846,865
Allowances                       0
Inventory                        1,410,341
Current-assets                   0
PP&E                             24,188,554
Depreciation                     4,322,427
Total-assets                     34,447,860
Current-liabilities              0
Bonds                            0
Preferred-mandatory              0
Preferred                        0
Common                           3,991
Other-SE                         5,950,349
Total-liability-and-equity       34,447,860
Sales                            3,798,842
Total-revenues                   3,798,842
CGS                              2,986,696
Total-costs                      2,986,696
Other-expenses                   167,999
Loss-provision                   0
Interest-expense                 357,693
Income-pretax                    (221,814)
Income-tax                       0
Income-continuing                (221,814)
Discontinued                     0
Extraordinary                    0
Changes                          0
Net-income                       (221,814)
EPS-primary                      (.11)
EPS-diluted                      (.11)
